M Fund, Inc.
Business Opportunity Value Fund

Supplement dated April 13, 2009, to the
Prospectus dated April 29, 2008

On March 27, 2009, the Board of Directors (the “Board”) of M Fund, Inc. (the “Company”) approved an interim subadvisory agreement between M Financial Investment Adviser, Inc. (the “Adviser”), on behalf of the Company and its series, the Business Opportunity Value Fund, and Iridian Asset Management LLC (“Iridian”).  The interim subadvisory agreement was approved to become effective upon a change in control of Iridian’s parent company, the Bank of Ireland.  A change in control of the Bank of Ireland occurred on March 31, 2009 when the Bank of Ireland was recapitalized by the Government of the Republic of Ireland as a part of the Government’s comprehensive package designed to ensure the stability of the Irish financial system.  The Securities and Exchange Commission may deem the change in control of the Bank of Ireland to be a change in control of Iridian.  Under the Investment Company Act of 1940, as amended, a change in control of Iridian would result in an automatic termination of the existing subadvisory agreement with Iridian.

Pursuant to an exemptive order granted to the Adviser and the Company by the Securities and Exchange Commission, the Adviser is permitted to enter into new subadvisory agreements with subadvisers that are not otherwise affiliated with the Adviser or the Company without shareholder approval, if approved by the Board.  Shareholder approval of the interim subadvisory agreement will not be sought because Iridian is not an affiliate of the Adviser or the Company.

Under the interim subadvisory agreement, the annualized fee rate payable to Iridian for its subadvisory services is identical to the fee rate paid under the previous subadvisory agreement and Iridian’s services to the Business Opportunity Value Fund will be the same.